UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 26, 2015

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5600 Blazer Parkway, Suite 200, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2015 Cash Bonus Goals for Executive Officers

On March 26, 2015, the Board of Directors of Navidea Biopharmaceuticals, Inc. (the “Company”) adopted the following corporate objectives related to potential 2015 bonus grants:

•	Achievement of a specified revenue amount from Lymphoseek® (technetium Tc 99m tilmanocept) injection sales during fiscal 2015, subject to a maximum 65% reduction of bonus if not achieved.
•	Adherence to corporate, departmental and project budgets to within a variance of +/- 5%, subject to maximum 15% reduction of bonus if not achieved.
•	Initiation of enrollment in a clinical trial in support of Lymphoseek life cycle management in one of three specified indications, subject to a maximum 5% reduction of bonus if not achieved.
•	Achievement of the following goals related to Macrophage Therapeutics, subject to a maximum 5% reduction of bonus if not achieved:
o	Form and engage the scientific advisory board to inform disease target selection; and
o	Establish a development plan based on disease targets.
•	Discretionary bonus, equal to 10% of the total bonus objective.

The aforementioned objectives relate to the target bonus amounts established by the Compensation, Nominating and Governance Committee of the Board of Directors (the “Committee”) for executive officers, including those listed in the table below, to be paid in the first quarter of 2016, subject to reduction if the goals are not achieved. Each of the executive officers listed below is a “named executive officer,” as that term is defined in Item 402 of Regulation S-K promulgated under the Securities Act of 1933, as amended. The final amount of any cash bonus to be paid to executive officers will be subject to the determination of the Committee at a meeting to be held after the delivery of the financial statements of the Company for the year ending December 31, 2015, and adjusted by the weighting percentage, if any, of the overall corporate objectives which were not achieved.

Name	Position	2015 Maximum Cash Bonus Amount

Ricardo J. Gonzalez	President and Chief Executive Officer	$187,500

Brent L. Larson	Executive Vice President, Chief Financial Officer, Treasurer and Secretary	$91,000

Frederick O. Cope, Ph.D.	Senior Vice President and Chief Scientific Officer	$97,696

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: April 1, 2015	By:	/s/ Brent L. Larson
Brent L. Larson, Executive Vice President and Chief Financial Officer